SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported):  February 25, 2002


     STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of January 1, 2002 providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2002-2)


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                333-63602-1                74-2440858
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                          200 Vesey Street, 20th floor
                               New York, NY 10285
                    (Address of principal executive offices)


Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2002-2 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of January 1, 2002 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and JPMorgan Chase Bank, as Trustee. On February 25, 2002 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on February 25, 2002 is filed as
               Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein


Date:  March 4, 2002        By:   /s/ Karen Schluter
                                  --------------------------------------------
                                  Karen Schluter
                                  Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         February 25, 2002

                                  Exhibit 99.1

             Monthly Certificateholder Statement on February 25, 2002

                                       -5-

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


     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-2
                              STATEMENT TO CERTIFICATEHOLDERS
                                     February 25, 2002
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
IA1      200,000,000.00  200,000,000.00      653,587.84    1,091,666.67    1,745,254.51      0.00          0.00      199,346,412.16
IA2       13,049,000.00   13,049,000.00       67,737.92       71,225.79      138,963.71      0.00          0.00       12,981,262.08
IA3       12,410,000.00   12,410,000.00            0.00            0.00            0.00      0.00     67,737.92       12,477,737.92
IA4       28,500,000.00   28,500,000.00            0.00      155,562.50      155,562.50      0.00          0.00       28,500,000.00
IIA1      38,331,000.00   38,331,000.00      616,000.00      175,683.75      791,683.75      0.00          0.00       37,715,000.00
IIA3      50,000,000.00   50,000,000.00    1,426,538.14      270,833.33    1,697,371.47      0.00          0.00       48,573,461.86
IIA4     100,000,000.00  100,000,000.00    2,230,554.20      541,666.67    2,772,220.87      0.00          0.00       97,769,445.80
IIA5      12,300,000.00   12,300,000.00            0.00       66,625.00       66,625.00      0.00          0.00       12,300,000.00
AP         1,734,900.00    1,734,900.00        1,923.07            0.00        1,923.07      0.00          0.00        1,732,976.93
B1        10,044,000.00   10,044,000.00        7,867.12       54,639.29       62,506.41      0.00          0.00       10,036,132.88
B2         2,390,000.00    2,390,000.00        1,872.00       13,001.58       14,873.58      0.00          0.00        2,388,128.00
B3         3,587,000.00    3,587,000.00        2,809.57       19,513.25       22,322.82      0.00          0.00        3,584,190.43
B4         2,630,000.00    2,630,000.00        2,059.99       14,307.18       16,367.17      0.00          0.00        2,627,940.01
B5         1,673,000.00    1,673,000.00        1,310.40        9,101.11       10,411.51      0.00          0.00        1,671,689.60
B6         1,680,461.00    1,680,461.00        1,316.25        9,141.70       10,457.95      0.00          0.00        1,679,144.75
R                100.00          100.00          100.00            0.55          100.55      0.00          0.00                0.00
P                  0.00            0.00            0.00            0.00            0.00      0.00          0.00                0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS   478,329,461.00  478,329,461.00    5,013,676.50    2,492,968.37    7,506,644.87      0.00     67,737.92      473,383,522.42
-----------------------------------------------------------------------------------------------------------------------------------
IIA2       5,897,076.00    5,897,076.00            0.00       31,942.49       31,942.49      0.00          0.00        5,802,306.77
AX         7,277,400.00    7,277,400.47            0.00       39,623.15       39,623.15      0.00          0.00        7,178,316.82
PAX        7,754,619.00    7,754,619.02            0.00       42,080.42       42,080.42      0.00          0.00        7,748,804.67
IAX       70,784,938.00   70,784,938.80            0.00       38,396.71       38,396.71      0.00          0.00       69,387,956.50
AP1        1,499,512.00    1,499,512.00        1,709.45            0.00        1,709.45      0.00          0.00        1,497,802.55
AP2          235,388.00      235,388.00          213.62            0.00          213.62      0.00          0.00          235,174.38
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
IA1     86358R VC8    1,000.00000000     3.26793920    5.45833335      8.72627255      996.73206080      IA1        6.550000 %
IA2     86358R VD6    1,000.00000000     5.19104299    5.45833321     10.64937620      994.80895701      IA2        6.550000 %
IA3     86358R VE4    1,000.00000000     0.00000000    0.00000000      0.00000000    1,005.45833360      IA3        6.550000 %
IA4     86358R VF1    1,000.00000000     0.00000000    5.45833333      5.45833333    1,000.00000000      IA4        6.550000 %
IIA1    86358R VH7    1,000.00000000    16.07054342    4.58333333     20.65387676      983.92945658      IIA1       5.500000 %
IIA3    86358R VK0    1,000.00000000    28.53076280    5.41666660     33.94742940      971.46923720      IIA3       6.500000 %
IIA4    86358R VL8    1,000.00000000    22.30554200    5.41666670     27.72220870      977.69445800      IIA4       6.500000 %
IIA5    86358R VM6    1,000.00000000     0.00000000    5.41666667      5.41666667    1,000.00000000      IIA5       6.500000 %
AP      86358R VP9    1,000.00000000     1.10846158    0.00000000      1.10846158      998.89153842      AP         0.000000 %
B1      86358R VR5    1,000.00000000     0.78326563    5.43999303      6.22325866      999.21673437      B1         6.527991 %
B2      86358R VS3    1,000.00000000     0.78326360    5.43999163      6.22325523      999.21673640      B2         6.527991 %
B3      86358R VT1    1,000.00000000     0.78326457    5.43999164      6.22325620      999.21673543      B3         6.527991 %
B4      86358R VV6    1,000.00000000     0.78326616    5.43999240      6.22325856      999.21673384      B4         6.527991 %
B5      86358R VW4    1,000.00000000     0.78326360    5.43999402      6.22325762      999.21673640      B5         6.527991 %
B6      86358R VX2    1,000.00000000     0.78326721    5.43999533      6.22326255      999.21673279      B6         6.527991 %
R       86358R VU8    1,000.00000000 1,000.00000000    5.50000000  1,005.50000000        0.00000000      R          6.550000 %
TOTALS                1,000.00000000    10.48163851    5.21182276     15.69346127      989.65997501

IIA2    86358R VJ3    1,000.00000000     0.00000000    5.41666582      5.41666582      983.92945419      IIA2       6.500000 %
AX      86358R VG9    1,000.00006458     0.00000000    5.44468491      5.44468491      986.38481051      AX         6.533622 %
PAX     86358R VN4    1,000.00000258     0.00000000    5.42649742      5.42649742      999.25021075      PAX        6.511798 %
IAX     86358R VQ7    1,000.00001130     0.00000000    0.54244181      0.54244181      980.26442433      IAX        0.650930 %
----------------------------------------------------------------------------------------------------   ----------------------------
AP1                   1,000.00000000     1.14000421    0.00000000      1.14000421      998.85999579      AP1        0.000000 %
AP2                   1,000.00000000     0.90752290    0.00000000      0.90752290      999.09247710      AP2        0.000000 %
----------------------------------------------------------------------------------------------------   ----------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.

                     --------------------------------------
                                 Nadezhka Thomas
               JPMorgan Chase Bank - Structured Finance Services
                          450 West 33 rd St, 14th Fl,
                            New York, New York 10001
                              Tel: (212) 946-7959
                              Fax: (212) 946-8744
                        Email: Nadezhka.Thomas@chase.com
                     ---------------------------------------

                                       -6-

     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-2
                              STATEMENT TO CERTIFICATEHOLDERS
                                     February 25, 2002

Class AX1 Beginning Balance                             4,893,585.71
Class AX1 Interest Amount                                  26,710.82
Class AX1 Ending Balance                                4,798,478.87

Class AX2 Beginning Balance                             2,383,814.76
Class AX2 Interest Amount                                  12,912.33
Class AX2 Ending Balance                                2,379,837.94

Class PAX1 Beginning Balance                            1,829,732.98
Class PAX1 Interest Amount                                  9,987,29
Class PAX1 Ending Balance                               1,828,235.42

Class PAX2 Beginning Balance                            5,924,886.04
Class PAX2 Interest Amount                                 32,093.13
Class PAX2 Ending Balance                               5,920,569.25

Class IAX1 Beginning Balance                           26,376,773.49
Class IAX1 Interest Amount                                 12,477.97
Class IAX1 Ending Balance                              26,339,982.19

Class IAX2 Beginning Balance                           44,408,165.31
Class IAX2 Interest Amount                                 25,918.74
Class IAX2 Ending Balance                              43,047,974.31

Total Scheduled Principal Amounts                         374,865.55
Group 1 Scheduled Principal Amounts                       216,744.53
Group 2 Scheduled Principal Amounts                       158,121.02

Total Unscheduled Principal Amounts                     4,571,073.04
Group 1 Unscheduled Principal Amounts                     448,615.23
Group 2 Unscheduled Principal Amounts                   4,122,457.81

Total Net Liquidation Proceeds                                  0.00
Group 1 Net Liquidation Proceeds                                0.00
Group 2 Net Liquidation Proceeds                                0.00

Total Insurance Proceeds                                        0.00
Group 1 Insurance Proceeds                                      0.00
Group 2 Insurance Proceeds                                      0.00

Aggregate  Advances                                             0.00
Group 1  Aggregate  Advances                                    0.00
Group 2 Aggregate  Advances                                     0.00

Aggregate Ending Principal Balance                    473,383,523.83
Group 1 Aggregate Ending Principal Balance            267,111,905.96
Group 2 Aggregate  Ending Principal Balance           206,271,617.87

Aggregate Non-Po Ending Principal Balance             471,650,547.62
Group 1 Non-Po Aggregate Ending Principal Balance     265,614,103.90
Group 2 Non-Po Aggregate  Ending Principal Balance    206,036,443.62

Current Period Realized Losses                                  0.00
Group 1 Current Period Realized Losses                          0.00
Group 2 Current Period Realized Losses                          0.00
Fraud Loss Limit                                        9,566,589.00
Bankruptcy Loss Loss Limit                                120,971.00
Special Hazard Loss Loss Limit                          5,986,890.00

Bankruptcy Losses                                               0.00
Group 1 Bankruptcy Losses                                       0.00
Group 2 Bankruptcy Losses                                       0.00

Fraud Losses                                                    0.00
Group 1 Fraud Losses                                            0.00
Group 2 Fraud Losses                                            0.00

Special Hazard Losses                                           0.00
Group 1 Special Hazard Losses                                   0.00
Group 2 Special Hazard Losses                                   0.00

Servicing Fees                                             99,158.50
Master Servicing Fee (including Retained Interest)          8,142.60
Retained Interest Fees                                     74,813.15

     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-2
                              STATEMENT TO CERTIFICATEHOLDERS
                                     February 25, 2002


Sec. 4.03(ix)Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

 Group 1
--------------------

Category              Number       Principal Balance               Percentage
1 Month                    2              507,322.63                  0.19 %
2 Month                    2              291,990.94                  0.11 %
3 Month                    0                    0.00                  0.00 %
Total                      4              799,313.57                  0.30 %

 Group 2
--------------------
Category              Number       Principal Balance               Percentage
1 Month                   1              323,293.54                  0.16 %
2 Month                   0                    0.00                  0.00 %
3 Month                   0                    0.00                  0.00 %
 Total                    1              323,293.54                  0.16 %

 Group Totals
--------------------
Category              Number       Principal Balance               Percentage
1 Month                   3              830,616.17                  0.18 %
2 Month                   2              291,990.94                  0.06 %
3 Month                   0                    0.00                  0.00 %
 Total                    5            1,122,607.11                  0.24 %


Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

 Group 1
------------------
         Number           Principal Balance           Percentage
           0                      0.00                 0.00 %

 Group 2
------------------
         Number           Principal Balance           Percentage

           0                      0.00                 0.00 %

Group Totals
------------------
         Number           Principal Balance           Percentage
           0                      0.00                 0.00 %



Sec. 4.03(x)Number and Aggregate Principal Amounts of REO Loans

 Group 1
------------------
         Number           Principal Balance           Percentage
           0                      0.00                 0.00 %

 Group 2
------------------
         Number           Principal Balance           Percentage

           0                      0.00                 0.00 %

Group Totals
------------------
         Number           Principal Balance           Percentage
           0                      0.00                 0.00 %

     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-2
                              STATEMENT TO CERTIFICATEHOLDERS
                                     February 25, 2002


Aggregate Outstanding Interest Shortfalls

Class ia1 shortfall                             0.00
Class ia2 shortfall                             0.00
Class ia3 shortfall                             0.00
Class ia4 shortfall                             0.00

Class iia1 shortfall                           0.00
Class iia2 shortfall                           0.00
Class iia3 shortfall                           0.00
Class iia4 shortfall                           0.00
Class iia5 shortfall

Class b1 shortfall                            0.00
Class b2 shortfall                            0.00
Class b3 shortfall                            0.00
Class b4 shortfall                            0.00
Class b5 shortfall                            0.00
Class b6 shortfall                            0.00
Class r shortfall                             0.00

Class ax shortfall                            0.00
Class ax1 shortfall                           0.00
Class ax2 shortfall                           0.00
Class pax shortfall                           0.00
Class pax1 shortfall                          0.00
Class pax2 shortfall                          0.00

Class iax shortfall                           0.00
Class iax1 shortfall                          0.00
Class iax2 shortfall                          0.00


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